                                                                   Exhibit 10.10


                   CENTRAL EUROPEAN DISTRIBUTION CORPORATION

                                  COMMON STOCK

                    SELLING SHAREHOLDER'S POWER OF ATTORNEY


Central European Distribution Corporation
211 North Union Street, #100
Alexandria, Virginia 22314
Attention: William V. Carey, President

Gentlemen:

     It is contemplated that the undersigned (being hereinafter sometimes referred to as the "Selling Shareholder"), along with Central European Distribution Corporation, a Delaware corporation (the "Company"), and other shareholders of the Company (such shareholders and the undersigned being hereinafter sometimes collectively referred to as the "Selling Shareholders") will offer to sell shares of common stock, par value $.01 per share, of the Company (the "Common Stock") to Fine Equities, Inc., Southwall Capital Corp. and certain other underwriters (the "Underwriters") represented by them who may offer such shares to the public. The undersigned understands that, in connection with such offering, the Company has filed a Registration Statement ("Registration Statement") on Form SB-2 under the Securities Act of 1933, as amended (the "Securities Act").

     Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering a Custody Agreement (the "Custody Agreement") pursuant to which certificates for shares of Common Stock registered in the name of the undersigned are being deposited with _________ as custodian (the "Custodian").

     1. In connection with the foregoing, the undersigned hereby makes, constitutes and appoints William V. Carey and _________, and each of them, the true and lawful attorneys-in-fact of the undersigned (individually, the "Attorney-in Fact" and collectively, the "Attorneys-in-Fact"), with full power and authority, in the name of and for and on behalf of the undersigned:

          (a) To sell to the Underwriters up to that number of shares of Common Stock registered in the name of the undersigned as set forth at Instruction 3 at the end of this Power of Attorney (subject to possible reduction as provided in paragraph l(b) below), at the price per share specified in the Underwriting Agreement (as defined hereinafter).

          (b) To make a pro rata cutback of the number of shares proposed to be sold by the Selling Shareholder if the aggregate number of such shares exceeds the number of shares the Underwriters are willing to commit to purchase from all Selling Shareholders, whereby each of the Selling Shareholders will be allowed to sell only that number of full shares of the Common Stock which is determined by multiplying the number of shares of Common Stock which each such Selling Shareholder has proposed to sell, as set forth at said Instruction 3 at the end of this Power of Attorney, by a fraction, the numerator of which is the number of shares the Underwriters are willing to commit to purchase from all Selling Shareholders and the denominator of which is the aggregate number of shares proposed to be sold by all Selling Shareholders, and to make such other adjustments and allocations as are necessary and appropriate to facilitate the offering and to avoid the sale of any fractional shares.

          (c) To agree to and determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section ___ of the Underwriting Agreement (as defined hereinafter) and as provided in paragraph l(a) hereof.

          (d) For the purpose of effecting such sale, to execute and deliver an Underwriting Agreement among the Company, the Selling Shareholders and the Underwriters (the "Underwriting Agreement") which includes representations and warranties by the undersigned in substantially the form of the preliminary copy of the Underwriting Agreement (draft of ________, 1997) heretofore received by the undersigned containing such terms and conditions as the Attorneys-in-Fact, or either of them, in their or his sole discretion, shall determine and, if necessary, a stock power(s) evidencing the transfer of the shares to be sold by the undersigned in accordance with the Underwriting Agreement.

          (e) To give such orders and instructions to the Custodian consistent with the terms of the Custody Agreement and the Underwriting Agreement and with respect to (i) the payment to the Company by the Custodian on behalf of the undersigned of the proceeds from any sale of the shares being sold by the undersigned less the Underwriters' discount and commission and the non-accountable expense allowance to be paid to the Underwriters and (ii) the return to the undersigned of new certificates representing the number of shares (if any) of Common Stock represented by certificates deposited with the Custodian which are in excess of the number of shares to be sold by the undersigned to the Underwriters or in the event the Underwriting Agreement is not executed or is terminated pursuant to the terms thereof.

          (f) To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, a request to the Securities and Exchange Commission that said Registration Statement be made effective, amendments to the Underwriting Agreement, and in general, to do all things and to take all actions which the Attorneys-in-Fact, in their sole discretion, may consider necessary or proper in connection with, or to carry out, the sale of the shares to the Underwriters, as fully as could the undersigned if personally present and acting.

          (g) To make, acknowledge, verify and file on behalf of the undersigned, applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities laws.

     2. This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the Company, the Underwriters and the other Selling Shareholders who may become parties to the Underwriting Agreement, and, for the purposes of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney, this Power of Attorney and all authority conferred hereby shall be irrevocable until ______ 1998, and shall not be terminated by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of them) or by the occurrence of any other event or events (including, without limiting the foregoing, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries), and if after the execution hereof the undersigned shall die or become incapacitated, or if any other such event or events shall occur before the completion of the transactions contemplated by the Underwriting Agreement and this Power of Attorney, certificates representing the shares of Common Stock registered in the name of the undersigned shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and of the Custody Agreement and actions taken by the Attorneys-in-Fact hereunder shall be as valid as if such death, incapacity or other event or events had not occurred regardless of whether or not the Custodian, Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity or other event.

     3. Each of the Attorneys-in-Fact shall have full power to make and substitute any attorney-in-fact in his place and stead, and the undersigned hereby ratifies and confirms all that the Attorneys-in-Fact or their respective substitutes shall do by virtue of these presents. All actions hereunder may be taken by each Attorney-in-Fact or his substitutes. The term "Attorney-in-Fact" as used herein shall include such substitutes.

     4.   The undersigned hereby represents, warrants and agrees that:

          (a) He has full right, power and authority to enter into this Power of Attorney, the Custody Agreement and the Underwriting Agreement.

          (b) He has and, at the time of delivery of any shares on the Option Closing Date (as such term is defined in the Underwriting Agreement) to the Underwriters, will have, full right, power and authority to sell, assign, transfer and deliver the shares to be sold by him pursuant to the Underwriting Agreement.

          (c) He is and, at the time of the delivery of the shares to the Underwriters on the Option Closing Date (as such term is defined in the Underwriting Agreement) under the Underwriting Agreement, will be, the lawful owner of and has, or will then have, valid and unencumbered title to such shares and, upon delivery of and payment for such shares in accordance with the terms of the Underwriting Agreement, the several Underwriters will acquire valid and unencumbered title thereto.

          (d) Neither the execution and delivery of the Underwriting Agreement, the Custody Agreement, this Power of Attorney, the fulfillment of the terms therein or herein set forth, nor the consummation of the transactions therein or herein contemplated will conflict with or constitute a breach of or default under any agreement or other instrument to which he is a party, by which he is bound, or to which his property or assets is subject, or any statute, order, rule, regulation, judgment or decree applicable to him or his property or assets.

          (e) The certificates representing the shares to be sold by him under the Underwriting Agreement are, and on the Option Closing Date (as such term is defined in the Underwriting Agreement) will be, genuine and valid and he has no knowledge of any fact which would impair the validity of the certificates; the shares to be sold by him under the Underwriting Agreement have been duly and validly authorized and issued and are fully paid and nonassessable; and upon delivery of such shares and payment therefor pursuant to the Underwriting Agreement he will convey valid and unencumbered title to such shares.

          (f) He has caused a certificate or certificates for the number of shares proposed to be sold by him under the Underwriting Agreement to be delivered to the Custodian named in the Custody Agreement in proper form for good delivery, with blank stock powers duly executed and signatures appropriately guaranteed, and has granted the Custodian irrevocable authority to purchase all requisite stock transfer tax stamps and to hold such certificate or certificates for good delivery, or for exchange for other certificates for delivery, pursuant to the provisions of the Underwriting Agreement, on the Option Closing Date on his behalf, and he has duly executed and delivered to this Custodian the Custody Agreement and has duly executed and delivered this Power of Attorney appointing the respective persons named herein, and each of them, with full power of substitution, as such Selling Shareholder's Attorneys-in-Fact.

          (g) On the Option Closing Date (as such term is defined in the Underwriting Agreement), all transfer or other taxes (other than income taxes) which are required to be paid by him in connection with the sale and transfer to the several Underwriters under the Underwriting Agreement of the shares to be sold and delivered by him thereunder, will have been fully paid, or provided for to the satisfaction of the representatives of the Underwriters, and all laws imposing such taxes will have been fully complied with.

          (h) He has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares to be sold by him.

          (i) All information furnished to the Company by or on behalf of the undersigned for the use in connection with the preparation of the Registration Statement, including all information contained in the Instructions at the end of this Power of Attorney, shall be true and correct in all material respects and will not omit any material fact necessary to make such information not misleading.

          (j) He has carefully reviewed the preliminary prospectus dated ______, 1997 (the "Preliminary Prospectus") and will carefully review each amendment thereto upon receipt thereof from the Company and will promptly advise the Attorneys-in-Fact in writing if:

               (i) The name and address of the undersigned is not properly set forth in the Preliminary Prospectus and the prospectus (the "Prospectus") contained in the Registration Statement at the time it becomes effective;

               (ii) Except as set forth in the Preliminary Prospectus, (A) either the undersigned or any of his associates* has an interest adverse to the Company or any of its subsidiaries* in any pending legal proceeding, (B) either the undersigned or any of his associates is a party to any contract with the Company or any of its subsidiaries, other than a contract which has been disclosed and the material terms of which have been fully and accurately described in the Preliminary Prospectus, (C) either the undersigned or any of his directors, officers or partners has a material relationship* with the Company or any of its officers or directors, (D) the undersigned has any information pertaining to underwriting compensation and arrangements or any dealings with any "underwriter or related person,"* "member"* of the National Association of Securities Dealers, Inc. ("NASD") or a "person associated with the member"* and the Company or any parent, subsidiary or controlling shareholder thereof since the beginning of the Company's last fiscal year other than information relating to the proposed Underwriting Agreement; or (E) the undersigned is a member of the NASD, a person associated with a member or an underwriter or related person with respect to the proposed offering.

               (iii) He knows of any reason why he cannot represent that (A) all information furnished to the Company by or on behalf of the undersigned for use in connection with the Registration Statement or the Prospectus or any Preliminary Prospectus is true and complete; (B) each Preliminary Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto complied when so filed in all material respects with the Securities Act and the applicable rules and regulations thereunder; (C) the Registration Statement and any amendments thereto will comply in all material respects with the Securities Act and the applicable rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and
          (D) the Preliminary

          Prospectus and Prospectus and any supplements thereto will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading; except that these representations and warranties do not apply to statements or omissions in the Preliminary Prospectus and the Prospectus or any amendments or supplements thereto based upon information furnished to the Company in writing by any of the Underwriters specifically for use therein;

               (iv) He knows of any material adverse information with regard to the current or prospective operations of the Company or any of its subsidiaries, which is not disclosed in the Preliminary Prospectus; or

               (v) Except as indicated in the Preliminary Prospectus, the undersigned knows of any arrangements made or to be made by any person, or of any transaction already affected, (A) to limit or restrict the sale of the [Shares] or the [Warrants] (as such terms are defined in the Underwriting Agreement) during the period of the public distribution; (B) to stabilize the market for the [Shares] or the [Warrants] (as such terms are defined in the Underwriting Agreement), or (C) for withholding commissions, or otherwise to hold the Underwriters or anyone else responsible for the distribution of his participation.

          (k) He will promptly notify the Company in writing of any material adverse information with regard to the current or prospective operations of the Company or its subsidiaries of which he learns after the date hereof and which is not disclosed in the Registration Statement or the most recent amendment thereto received by the undersigned.

          (1) Except as indicated in Instruction 8 below and except as indicated in a letter signed by the undersigned dated on or about the date hereof, the principal reason for the proposed sale by the undersigned of his shares of Common Stock in the proposed public offering is in order to provide sufficient stock for a broad and orderly public market and to enable the undersigned to obtain greater liquidity.

          (m) Except as indicated in Instruction 9 below, neither the undersigned, nor to the best of his knowledge, any associate of his, is affiliated with any firm directly or indirectly engaged in the securities business as a broker or dealer or underwriter, as an employee acting in any capacity including that of an officer or registered representative, as a director or partner, or as an equity investor or debt investor, other than debt arising as a result of trading activities. [One need not include or disclose investments in publicly held corporations which in turn have investments in firms in the securities business if one's investment in the publicly held corporation is of the same class of security as is publicly held and does not exceed 5% of such class]

          (n) He has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the [Shares] and the [Warrants] (as such terms are defined in the Underwriting Agreement) other than the Preliminary Prospectus and the prospectus or other material permitted by the Securities Act.

          (o) He has read Section [___] [indemnification] of the Underwriting Agreement and understands that as a Selling Shareholder he agrees pursuant to that Section to indemnify and hold harmless the Company and the Underwriters, to the extent provided therein.

          (p) The undersigned will notify the Company in writing immediately of any changes in the foregoing information which should be made as a result of developments occurring after the date hereof and prior to the Option Closing Date (as such term is defined in the Underwriting Agreement). The Attorneys-in-Fact may consider that there has not been any such development unless advised to the contrary.

     5. The Attorneys-in-Fact shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Power of Attorney given by the undersigned, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information contained therein; provided, however, that any statement or notice to the Attorneys-in-Fact with respect to the date of delivery under the Underwriting Agreement or with respect to the non-effectiveness or termination of the Underwriting Agreement, or advice that the Underwriting Agreement has not been executed and delivered, shall have been confirmed in writing to the Attorneys-in-Fact by the representatives of the Underwriters. It is understood that the Attorneys-in-Fact assume no responsibility or liability to any person other than to deal with the certificates deposited with the Custodian and the proceeds from the sale of securities represented thereby in accordance with the provisions hereof. The Attorneys-in-Fact (in such capacity) make no representations with respect to and shall have no responsibility for the Registration Statement or the Prospectus nor, except as herein expressly provided, for any aspect of the offering of Units (as such term is defined in the Underwriting Agreement), and no Attorney-in-Fact shall be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for his own negligence or bad faith. The undersigned agrees to indemnify each of the Attorneys-in-Fact for and to hold each of the Attorneys-in-Fact harmless against any loss, claim, damage, liability or expense incurred on the part of such Attorney-in-Fact arising out of or in connection with his acting as Attorney-in-Fact under this Power of Attorney, as well as the cost and expense of defending against any claim of liability in the premises, and not due to such Attorney-in-Fact's own negligence or bad faith. The undersigned agrees that such Attorney-in-Fact may consult with counsel of his own choice (who may be counsel for the Company) and such Attorney-in-Fact shall have full and complete authorization and protection for any action taken or suffered by him hereunder in good faith and in accordance with the opinion of such counsel.

     6. It is understood that the Attorneys-in-Fact shall serve entirely without compensation.

     7. The indemnities, agreements, representations, warranties and other statements of the undersigned herein shall remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter or the Company or any of its officers and directors or any controlling person, and will survive delivery of and payment for any shares sold by the undersigned. If the offering at any time is terminated pursuant to a right given to either the Company or the Underwriters in the Underwriting Agreement, the Selling Shareholders will have no obligation to pay any registration expenses, but the obligations of the Selling Shareholders to indemnify the Company and the Underwriters, as described in
Section 4(o) above, shall remain in effect.

     This Power of Attorney shall terminate if the Registration Statement is withdrawn or if it shall not have become effective on or prior to ______, 1998.

     Witness the due execution of the foregoing Power of Attorney as of the date written below.


INSTRUCTIONS

TO PARTICIPATE IN THE OFFERING, THIS POWER OF ATTORNEY MUST BE RETURNED TO THE COMPANY DULY COMPLETED BY _____, 1998.

1.  Fill in Date.                                 -------------------------------------------

2.  Fill in number of shares of Common
    Stock beneficially* owned prior to the
    closing of the public offering.               -------------------------------------------

3.  Fill in number of shares of Common            The undersigned agrees to sell up to ____
    Stock proposed to be sold.                    shares of Common Stock of Central European
                                                  Distribution Corporation.

4.  Sign exactly as name or names appear          -------------------------------------------
    on stock certificate.  If certificate is      -------------------------------------------
    held in more than one name, all must sign.    -------------------------------------------

5.  Fill in your address.
                                                  -------------------------------------------

6.  Have this Power of Attorney notarized
    in the appropriate form on the next
    page(s).

7.   Return this Power of Attorney, the
     Custody Agreement, the stock power(s)
     and your stock certificate(s) in the
     enclosed envelope.

8.   Please specify any reasons (other than
     those stated in Section 4(l) above) for
     selling your Common Stock:

9.   Please specify any exceptions to the
     representation contained in Section
     4(m) above:

10.  Notice to all Selling Shareholders who
     are custodians, trustees and/or
     guardians: Please enclose copies of all
     documentation demonstrating your
     authority to enter into and be bound by
     this Power of Attorney and the Custody
     Agreement (e.g., enclose appropriate
     trust agreement, etc.).


_________________

*See Exhibit A attached hereto.

                         ACKNOWLEDGMENT FOR INDIVIDUAL


STATE OF . . . . . . . . . . . . . . )
                                     ) SS.
COUNTY OF . . . . . . . . . . . . . .)


     On this __th day of _______ in the year 1997, before me, a Notary Public in and for the State of __________, personally appeared _________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged that he executed it.

(SEAL)

                                    ____________________________________________
                                    Notary Public
                                    State of____________________________________


                      ACKNOWLEDGMENT FOR ATTORNEY-IN-FACT


STATE OF . . . . . . . . . . . . . . )
                                     ) SS.
COUNTY OF . . . . . . . . . . . . .  )


     On this __th day of _______ in the year 1997, before me, a Notary Public in and for the State of _______, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument as the attorney-in-fact of _______________________ , and acknowledged to me that he subscribed the name of _____________________________ thereto as principal, and his (her) own name as attorney-in-fact.

(SEAL)
                                    ____________________________________________
                                    Notary Public
                                    State of____________________________________

                                   EXHIBIT A

                                  DEFINITIONS

     For purpose of the representations made in the Power of Attorney, the following definitions shall be applicable:

     "Associate" means (a) any corporation or organization (other than the Company or any of its subsidiaries) of which the party executing the Power of Attorney is an officer, director or partner or of which such party is, directly or indirectly, the beneficial owner of 5% or more of any class of equity securities, (b) any trust or other estate in which such party has a substantial beneficial interest or as to which such party serves as trustee or in a similar capacity, (c) his spouse, (d) any relative of his spouse or any relative of his who has the same home as such party or who is a director or officer or key executive of the Company or any of its subsidiaries, or (e) any partner, syndicate member or person with whom such party agreed to act in concert with respect to the acquisition, holding, voting or disposition of shares of the Company's securities.

     "Beneficially" when used in connection with the ownership of securities, means (a) any interest in a security which entitles a party to any of the rights or benefits of ownership even though such party may not be the owner of record or (b) securities owned by such party directly or indirectly, including those held by him for his own benefit (regardless of how registered) and securities held by others for his benefit (regardless of how registered), such as by custodians, brokers, nominees, pledges, etc., and including securities held by an estate or trust in which such party has an interest as legatee or beneficiary, securities owned by a partnership or which such party is a partner, securities held by a personal holding company of which such party is a stockholder, etc., and securities held in the name of such party's spouse, minor children and any relative (sharing the same home). A "beneficial owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

     (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

     (2) investment power which includes the power of dispose, or to direct the disposition of such security.

     "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

     "Family Relationship" means any relationship by blood, marriage or adoption, not more remote than first cousin.

     "Material" when used to qualify a requirement for the furnishing of information as to any subject, limits the information required to those matters as to which an average prudent investor ought reasonably to be informed before purchasing [Shares] or [Warrants] (as such terms are defined in the Underwriting Agreement).

     "Material Relationship" has not been defined by the Securities and Exchange Commission. However, the Commission has indicated that it will probably construe as a "material relationship" any relationship which tends to prevent arm's-length bargaining in dealings with a company, whether arising from a close business connection or family relationship, a relationship of control or otherwise. It seems prudent, therefore, to consider that a party would have such a relationship, for example, with any organization of which he is an officer, director, trustee or partner or in which he owns, directly or indirectly, 10% or more of the outstanding voting stock, or in which he has some other substantial interest, and with any person or organization with whom he has, and with whom any relative or spouse (or any other person or organization as to which he has any of the foregoing other relationships) has, a contractual relationship.

     The NASD defines a "Member" as being either any broker or dealer admitted to membership in the NASD or any officer or partner of such a member, or the executive representative of such a member or the substitute for such a representative.

     The NASD defines a "Person Associated with a Member" as being every sole proprietor, partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly, or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.

     The NASD defines an "Underwriter or a Related Person" with respect to a proposed offering as being underwriters, underwriter's counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.